UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 24, 2007


                             Avalon Oil & Gas, Inc.
                             ----------------------
               (Exact Name of registrant as specified in charter)


           Nevada                        1-12850                  84-1168832
           ------                        -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

             7808 Creekridge Circle, Suite 105 Minneapolis, MN 55439
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 746-9652
                                 --------------
              (Registrant's telephone number, including area code)

          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

Item 4.01 Change in Registrant's Certifying Accountant

On September 24, 2007 Murrell Hall McIntosh & Co., PLLP ("MHM"), resigned as the independent certified accountant of Avalon Oil & Gas, Inc. (the "Registrant") for business reasons unrelated to any disagreement between MHM and the Registrant or its management.

MHM's reports on the Registrant's financial statements for the past two fiscal years ended March 31, 2007 and March 31, 2006, and the interim period ended June 30, 2007 and thereafter through September 24, 2007, the date of MHM's resignation, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles, except that the opinion with respect to the fiscal year ended March 31, 2006 raised doubt about the Registrant's ability to continue as a going concern

During the Registrant's past two fiscal years ended March 31, 2007 and March 31, 2006, and the interim period ended June 30, 2007 and thereafter through September 24, 2007, the date of MHM's resignation, there were no disagreements on any matter of accounting principles, practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused MHM to make reference in connection with their opinion to the subject matter of the disagreement.

The Registrant requested MHM to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respect in which it does not agree.

(b)  New Independent Accountants

On September 27, 2007, the Registrant engaged Bernstein & Pinchuk, LLP ("B&P") as its certifying accountant to audit the Registrant's financial statements. B&P did not provide the Company with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years ended March 31, 2006 and March 31, 2007 and the interim period ended June 30, 2007 and thereafter through the date hereof, the Company did not consult with B&P on any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Item 9.01 Exhibits

     Exhibit 16 Letter dated September 27, 2007 from MHM


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Avalon Oil & Gas, Inc.

Date: September 27, 2007                     By: /s/ Kent Rodriguez
                                             --------------------------------
                                             Kent Rodriguez, President